[PIONEER LOGO]

Pioneer
Tax-Managed
Fund

ANNUAL REPORT 12/31/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              14
Notes to Financial Statements                     20
Report of Independent Public Accountants          24
Trustees, Officers and Service Providers          25
Retirement Plans from Pioneer                     26
Programs and Services for Pioneer Shareowners     28

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

In an investment environment with many fluctuations, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by screaming - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings so that they too can have a share in these "winners". But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

We know it's challenging to digest all of this information. But no one can know with absolute certainty which stocks or bonds will have good performance from day to day. It is important to focus on your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend is unlikely to help you reach your financial goals. We believe a disciplined investment plan will.

The first few months of the year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can satisfy your long-term investment needs.

Among the key topics to cover with your advisor is your retirement-including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 (April 15 falls on a Saturday) to make your prior-year IRA contribution. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution.

I encourage you to read on to learn more about Pioneer Tax-Managed Fund. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Tax-Managed Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Common Stocks                               93%
Depositary Receipts for International Stocks      6%
International Common Stocks                       1%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]

Technology                31%
Consumer Cyclicals        17%
Healthcare                13%
Financial                 12%
Consumer Staples          10%
Communication Services     4%
Basic Materials            4%
Energy                     4%
Transportation             3%
Other                      2%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Hewlett-Packard Co.       2.49%          6. Bristol-Myers Squibb Co.    1.91%
  2. IBM Corp.                 2.36           7. State Street Corp.          1.88
  3. Adobe Systems, Inc.       2.13           8. Intel Corp.                 1.80
  4. Microsoft Corp.           2.08           9. Oracle Corp.                1.78
  5. American International    1.93          10. Motorola, Inc.              1.75
     Group, Inc.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  12/31/99       11/18/99
                           $ 10.55        $ 10.00

Distributions per Share    Income         Short-Term          Long-Term
(11/18/99 - 12/31/99)      Dividends      Capital Gains       Capital Gains
                                 -              -                    -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Managed Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Cumulative Total Returns
(As of December 31, 1999)

                                Public
                Net Asset      Offering
Period            Value         Price*
Life-of-Fund     5.50%         -0.56%
(11/18/99)

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[TABULAR REPRESENTATION OF LINE CHART]

Growth of $10,000

                 Pioneer
                 Tax-                S&P
                 Managed             500
                 Fund*               Index
 11/18/99         9425               10000
 11/30/99         9312                9747
 12/31/99         9943               10339



The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  12/31/99       11/18/99
                           $ 10.52        $ 10.00

Distributions per Share    Income         Short-Term          Long-Term
(11/18/99 - 12/31/99)      Dividends      Capital Gains       Capital Gains
                                -              -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Tax-Managed Fund compared to the growth of the Standard & Poor's 500 Index.

Cumulative Total Returns
(As of December 31, 1999)

                 If          If
Period          Held      Redeemed*
Life-of-Fund    5.20%      1.20%
(11/18/99)

*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.



[TABULAR REPRESENTATION OF LINE CHART]

Growth of $10,000

                 Pioneer
                 Tax-                S&P
                 Managed             500
                 Fund*               Index
 11/18/99        10000               10000
 11/30/99         9860                9747
 12/31/99        10120               10339



The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  12/31/99       11/19/99
                           $ 10.54        $ 10.00

Distributions per Share    Income         Short-Term          Long-Term
(11/19/99 - 12/31/99)      Dividends      Capital Gains       Capital Gains
                                -              -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Tax-Managed Fund, compared to the growth of the Standard & Poor's
500 Index.

Cumulative Total Returns
(As of December 31, 1999)

                 If         If
Period          Held      Redeemed*
Life-of-Fund   5.40%      4.40%
(11/19/99)

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


[TABULAR REPRESENTATION OF LINE CHART]

Growth of $10,000

                 Pioneer
                 Tax-                S&P
                 Managed             500
                 Fund*               Index
 11/19/99        10000               10000
 11/30/99         9880                9985
 12/31/99        10440               10361



The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

In the following interview John Carey, the portfolio manager for Pioneer Tax-Managed Fund, discusses the Fund's investment strategy and the market environment during the short period since the Fund began operations on November 18.


Q: Since its inception how has the Fund performed?

A: The Fund's total return from its inception to December 31, 1999 was 5.50%
   (Class A), 5.20% (Class B) and 5.40% (Class C), all at net asset value. In comparison, the unmanaged Standard & Poor's 500 Index returned 3.39% for the same period, bolstered by strong gains from technology stocks.

Q: What is the strategy for Pioneer Tax-Managed Fund?

A: Pioneer Tax-Managed Fund aims to invest for long-term capital appreciation, while minimizing taxable distributions to shareowners. It is our intention to invest in companies with favorable outlooks extending out over several years, in other words, companies that we believe can be long-term investments for the portfolio. The portfolio will most likely emphasize companies with growth, as opposed to cyclical, characteristics. Nevertheless, we will also seek stocks with attractive valuations according to the appraisal of our independent research staff. Although we want to manage portfolio turnover to restrict the amount of net realized gains, we will adjust the portfolio when investment fundamentals dictate. If we do take gains on the sale of positions, we shall endeavor to offset the gains with any unrealized losses on portfolio securities. While the Fund also seeks to minimize dividend income, many of the stocks in the portfolio are expected to pay dividends. However, by seeking to match the level of dividend income on the portfolio to Fund expenses, we hope to minimize the Fund's distributable amount.

Q: What is the difference between this Fund and other funds?

A: Pioneer Tax-Managed Fund holds a number of positions that can be found in both value and growth funds. In short, it will most likely resemble a "blend" portfolio. However, unlike aggressive growth funds, the Fund will apply the discipline of moderate portfolio turnover. We don't expect to take part in the initial-public-offerings market, except to the extent to which we can identify companies whose stocks we would

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   want to hold beyond the first few days of fevered trading. We will not pursue the kinds of "momentum" strategies that can lead to rapid portfolio turnover and the accumulation of numerous short-term, distributable gains and even, sometimes, losses. Finally, customary quality guidelines will be applied to portfolio holdings rather than responding to the fads or fashions of the marketplace. That is, we want to assure ourselves that there is a solid, well-financed business behind the stock certificates, with a management committed to achieving greater value for their company over time.

Q: How do you manage risk?

A: Risk is sometimes equated with volatility: the greater the fluctuations of a stock versus the fluctuations in a benchmark or stock-market index, the riskier the stock is considered to be. That approach only takes into account the risk of a sharply different investment performance versus the average return for the investment category in which the stock or fund is included. There are, however, other types of risk, for instance: business or financial risk, market, industry or economic risk, and political or regulatory risk. Some companies, in fact, may be at risk for their very survival, and other companies may be so stable and assured of future sales that an investor would feel comfortable holding the shares regardless of the stock market environment. At Pioneer, with our emphasis on fundamental value, we have always looked at risks of all types. There can never be any guarantee that conditions for a company will not change abruptly. Nor can one ever be sure that every potential risk has been identified. But it is always our goal to buy shares in companies that not only stand a good chance of being around from one year to the next, but that also have the capability to grow in value.

Q: How will you manage the Fund if large-capitalization stocks fall out of favor?

A: We do intend to focus generally on larger companies, typical of those found in the S&P 500 Index. We believe that larger companies often have greater resiliency than smaller ones. Their businesses tend to be more diversified and established, their financial resources greater and their management more experienced. Therefore, we think that larger companies will present more opportunities for our long-term

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99                             (continued)
--------------------------------------------------------------------------------

   investment program. Certainly there will be periods when the market falters and prices decline and the Fund will by no means be unaffected by the general stock market. However, by emphasizing those companies that have weathered economic storms in the past and have the wherewithal to get through any present day adversities, we think we stand the best chance of building long-term value for our shareowners.

Q: What type of investor would be interested in a tax-managed fund?

A: Pioneer Tax-Managed Fund would be appropriate for investors wishing to commit money to a stock fund focused on patient, disciplined growth in capital. It might also be a good product to consider for a child's account under the Uniform Gift to Minors Act, since the usual objective of that type of account is, again, the long-term build-up of capital. The purpose of minimizing taxable distributions is to give shareowners control over when to take gains on their fund holdings. So investors who are frustrated by the unpredictable nature of capital-gains distributions from mutual funds may find the Fund appealing. Of course, the Fund's tax-managed strategies may be affected, even limited, at times by adverse market conditions, changes in tax laws and the flow of money in and out of the Fund.

Q: What is your outlook as we head into 2000?

A: Looking forward into 2000 and beyond, we are very excited by the potential for further technological progress and economic growth. Of course no economic trajectory is smooth, and no stock market always goes up. But overall, we are quite optimistic as we look at the excellent goods and services provided by the companies in the portfolio. We are grateful that you have chosen to invest with us, and we shall work hard to meet your investment expectations.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Shares                                                  Value
          COMMON STOCKS - 100.0%
          Basic Materials - 4.2%
          Aluminum - 1.3%
   800    Alcoa, Inc.                                  $ 66,400
                                                       --------
          Chemicals - 0.7%
   900    Rohm & Haas Co.                              $ 36,619
                                                       --------
          Gold & Precious Metals Mining - 0.8%
 1,700    Newmont Mining Corp.                         $ 41,650
                                                       --------
          Metals Mining - 0.8%
   600    Phelps Dodge Corp.                           $ 40,275
                                                       --------
          Paper & Forest Products - 0.6%
   500    Bowater, Inc.                                $ 27,156
                                                       --------
          Total Basic Materials                        $212,100
                                                       --------
          Capital Goods - 1.7%
          Aerospace/Defense - 1.0%
 2,300    Lockheed Martin Corp.                        $ 50,312
                                                       --------
          Manufacturing (Diversified) - 0.7%
   500    Illinois Tool Works, Inc.                    $ 33,781
                                                       --------
          Total Capital Goods                          $ 84,093
                                                       --------
          Communications Services - 4.3%
          Telecommunications (Long Distance) - 1.2%
   900    Sprint Corp.                                 $ 60,581
                                                       --------
          Telephone - 3.1%
 1,600    BellSouth Corp.                              $ 74,900
 1,700    SBC Communications, Inc.                       82,875
                                                       --------
                                                       $157,775
                                                       --------
          Total Communications Services                $218,356
                                                       --------
          Consumer Cyclicals - 16.8%
          Automobiles - 3.3%
   800    Ford Motor Co.                               $ 42,750
   900    General Motors Corp.                           65,419
   600    Toyota Motor Corp. (A.D.R.)                    58,425
                                                       --------
                                                       $166,594
                                                       --------
          Household Furnishings & Appliances - 1.1%
 1,000    Pioneer Corp. (A.D.R.)*                      $ 27,375
   100    Sony Corp. (A.D.R.)                            28,475
                                                       --------
                                                       $ 55,850
                                                       --------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                       Value
           Publishing - 1.2%
 1,000     The McGraw-Hill Co., Inc.                       $ 61,625
                                                           --------
           Publishing (Newspapers) - 2.3%
   700     Gannett Co., Inc.                               $ 57,094
 1,100     Tribune Co.                                       60,569
                                                           --------
                                                           $117,663
                                                           --------
           Retail (Building Supplies) - 1.6%
 1,300     Lowe's Companies, Inc.                          $ 77,675
                                                           --------
           Retail (General Merchandise) - 2.1%
   900     Dayton Hudson Corp.                             $ 66,094
   600     Wal-Mart Stores, Inc.                             41,475
                                                           --------
                                                           $107,569
                                                           --------
           Retail (Specialty) - 0.6%
 1,500     Barnes & Noble, Inc.*                           $ 30,937
                                                           --------
           Retail (Specialty-Apparel) - 1.5%
 1,600     Gap, Inc.                                       $ 73,600
                                                           --------
           Services (Advertising/Marketing) - 3.1%
 1,300     The Interpublic Group of Companies, Inc.        $ 74,994
   800     Omnicom Group, Inc.                               80,000
                                                           --------
                                                           $154,994
                                                           --------
           Total Consumer Cyclicals                        $846,507
                                                           --------
           Consumer Staples - 10.1%
           Beverages - 1.2%
 1,700     Pepsico, Inc.                                   $ 59,925
                                                           --------
           Broadcasting (Television/Radio/Cable) - 2.2%
 1,300     Cox Communication, Inc.*                        $ 66,950
   600     MediaOne Group, Inc.*                             46,088
                                                           --------
                                                           $113,038
                                                           --------
           Foods - 3.3%
 1,500     BestFoods                                       $ 78,844
   800     Campbell Soup Co.                                 30,950
 1,400     H.J. Heinz Co.                                    55,738
                                                           --------
                                                           $165,532
                                                           --------
           Household Products (Non-Durables) - 1.5%
 1,200     Colgate-Palmolive Co.                           $ 78,000
                                                           --------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                    Value
           Personal Care - 0.5%
   600     The Gillette Co.                             $ 24,712
                                                        --------
           Retail Stores (Drug Stores) - 1.4%
 1,000     CVS Corp.                                    $ 39,937
 1,000     Walgreen Co.                                   29,250
                                                        --------
                                                        $ 69,187
                                                        --------
           Total Consumer Staples                       $510,394
                                                        --------
           Energy - 3.6%
           Oil (International Integrated) - 1.2%
 1,100     Texaco, Inc.                                 $ 59,744
                                                        --------
           Oil & Gas (Drilling & Equipment) - 1.2%
 1,900     Transocean Offshore, Inc.                    $ 64,006
                                                        --------
           Oil & Gas (Exploration/Production) - 1.2%
 3,000     Houston Exploration Co.                      $ 59,437
                                                        --------
           Total Energy                                 $183,187
                                                        --------
           Financial - 12.0%
           Banks (Major Regional) - 4.5%
 1,600     Mellon Bank Corp.                            $ 54,500
 1,300     State Street Corp.                             94,981
 1,900     Wells Fargo & Co.                              76,831
                                                        --------
                                                        $226,312
                                                        --------
           Banks (Regional) - 1.4%
 1,200     Zions Bancorporation                         $ 71,025
                                                        --------
           Insurance (Life/Health) - 1.0%
 1,400     Axa Financial, Inc.                          $ 47,425
                                                        --------
           Insurance (Multi-Line) - 1.9%
   900     American International Group, Inc.           $ 97,312
                                                        --------
           Insurance (Property/Casualty) - 0.9%
   800     Chubb Corp.                                  $ 45,050
                                                        --------
           Investment Banking/Brokerage - 1.3%
 1,700     Paine Webber Group, Inc.                     $ 65,981
                                                        --------
           Investment Management - 1.0%
 1,400     T. Rowe Price Associates, Inc.               $ 51,713
                                                        --------
           Total Financial                              $604,818
                                                        --------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
           Healthcare - 12.6%
           Biotechnology - 1.3%
 1,100     Amgen, Inc.*                                       $ 66,069
                                                              --------
           Healthcare (Diversified) - 5.5%
 1,500     Abbott Laboratories                                $ 54,469
 1,500     Bristol-Myers Squibb Co.                             96,281
   900     Johnson & Johnson                                    83,812
   500     Warner-Lambert Co., Inc.                             40,969
                                                              --------
                                                              $275,531
                                                              --------
           Healthcare (Drugs/Major Pharmaceuticals) - 5.8%
 1,000     Eli Lilly & Co.                                    $ 66,500
 1,900     Pfizer, Inc.                                         61,631
   350     Roche Holding AG (A.D.R.)                            41,541
 1,700     Schering-Plough Corp.                                71,719
   800     SmithKline Beecham Plc (A.D.R.)                      51,550
                                                              --------
                                                              $292,941
                                                              --------
           Total Healthcare                                   $634,541
                                                              --------
           Technology - 31.0%
           Communications Equipment - 6.7%
 1,200     ADC Telecommunications, Inc.*                      $ 87,075
 1,000     Lucent Technologies, Inc.                            74,812
   600     Motorola, Inc.                                       88,350
 1,300     Telefonaktiebolaget LM Ericsson (A.D.R.)             85,394
                                                              --------
                                                              $335,631
                                                              --------
           Computers (Hardware) - 7.5%
 2,000     Compaq Computer Corp.                              $ 54,125
 1,100     Hewlett-Packard Co.                                 125,331
 1,100     IBM Corp.                                           118,800
 1,000     Sun Microsystems, Inc.*                              77,438
                                                              --------
                                                              $375,694
                                                              --------
           Computers (Software & Services) - 8.9%
 1,600     Adobe Systems, Inc.                                $107,600
 1,000     BMC Software, Inc.*                                  79,937
   900     Microsoft Corp.*                                    105,075
   800     Oracle Corp.*                                        89,650
 3,100     Peoplesoft, Inc.*                                    66,069
                                                              --------
                                                              $448,331
                                                              --------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                         Value
           Electronics (Semiconductors) - 3.1%
 1,100     Intel Corp.                                      $   90,544
   700     Texas Instruments, Inc.                              67,813
                                                            ----------
                                                            $  158,357
                                                            ----------
           Services (Computer Systems) - 1.5%
   800     Computer Sciences Corp.*                         $   75,700
                                                            ----------
           Services (Data Processing) - 3.3%
 1,500     Automatic Data Processing, Inc.                  $   80,812
 1,300     Electronic Data Systems Corp.                        87,019
                                                            ----------
                                                            $  167,831
                                                            ----------
           Total Technology                                 $1,561,544
                                                            ----------
           Transportation - 3.2%
           Airlines - 1.9%
   600     AMR Corp.*                                       $   40,200
 3,300     Southwest Airlines Co.                               53,419
                                                            ----------
                                                            $   93,619
                                                            ----------
           Railroads - 1.3%
 3,200     Norfolk Southern Corp.                           $   65,600
                                                            ----------
           Total Transportation                             $  159,219
                                                            ----------
           Utilities - 0.5%
           Natural Gas - 0.5%
   600     Enron Corp.                                      $   26,625
                                                            ----------
           Total Utilities                                  $   26,625
                                                            ----------
           Total Common Stocks
           (Cost $4,833,672)                                $5,041,384
                                                            ----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $4,833,672)(a)                             $5,041,384
                                                            ----------

*   Non-income producing security.
(a) At December 31, 1999, the net unrealized gain on investments, based on cost for federal income tax purposes of $4,833,672 was as follows:
      Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost     $264,099
      Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value      (56,387)
                                                              --------
      Net unrealized gain                                     $207,712
                                                              --------

Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31, 1999, aggregated $4,833,672 and $0, respectively.


The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
BALANCE SHEET 12/31/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $4,833,672)       $ 5,041,384
  Cash                                                           600,428
  Receivables -
   Fund shares sold                                              473,176
   Dividends                                                       1,834
   Due from Pioneer Investment Management, Inc.                   17,084
                                                             -----------
    Total assets                                             $ 6,133,906
                                                             -----------
LIABILITIES:
  Payable for investment securities purchased                $   564,639
  Due to affiliates                                                3,982
  Accrued expenses                                                19,475
                                                             -----------
    Total liabilities                                        $   588,096
                                                             -----------
NET ASSETS:
  Paid-in capital                                            $ 5,338,098
  Net unrealized gain on investments                             207,712
                                                             -----------
    Total net assets                                         $ 5,545,810
                                                             -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $2,384,111/225,952 shares)               $     10.55
                                                             -----------
  Class B (based on $2,238,174/212,673 shares)               $     10.52
                                                             -----------
  Class C (based on $923,525/87,584 shares)                  $     10.54
                                                             -----------
MAXIMUM OFFERING PRICE:
CLASS A                                                      $     11.19
                                                             -----------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Period from 11/18/99 (Commencement of Operations) to 12/31/99


INVESTMENT INCOME:
  Dividends                                        $1,992
  Interest                                          1,572
                                                   ------
    Total investment income                                   $  3,564
                                                              ---------
EXPENSES:
  Management fees                                  $2,219
  Transfer agent fees
   Class A                                          1,161
   Class B                                            774
   Class C                                            234
  Distribution fees
   Class A                                            303
   Class B                                          1,219
   Class C                                            511
  Custodian fees                                    1,978
  Registration fees                                 5,891
  Professional fees                                 5,805
  Printing                                          2,795
  Fees and expenses of nonaffiliated trustees       2,236
  Miscellaneous                                       945
                                                   ------
    Total expenses                                            $ 26,071
    Less management fees waived and expenses reimbursed
      by Pioneer Investment Management, Inc.                   (19,479)
                                                              ---------
    Net expenses                                              $  6,592
                                                              ---------
     Net investment loss                                      $ (3,028)
                                                              ---------
UNREALIZED GAIN ON INVESTMENTS:
    Net unrealized gain on investments                        $207,712
                                                              ---------
    Net increase in net assets resulting from operations      $204,684
                                                              ---------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Period from 11/18/99 (Commencement of Operations) to 12/31/99

                                                           11/18/99 to
                                                            12/31/99
FROM OPERATIONS:
Net investment loss                                        $   (3,028)
Net unrealized gain on investments                            207,712
                                                          -----------
  Net increase in net assets resulting from
    operations                                             $  204,684
                                                          -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $5,307,963
Cost of shares repurchased                                    (66,837)
                                                          -----------
  Net increase in net assets resulting from
    fund share transactions                                $5,241,126
                                                          -----------
  Net increase in net assets                               $5,445,810
NET ASSETS:
Beginning of period (initial capitalization - 10,000
  shares)                                                     100,000
                                                          -----------
End of period (including accumulated undistributed net
  investment income of $0)                                 $5,545,810
                                                          -----------

CLASS A                                      '99 Shares   '99 Amount
Shares sold                                    219,952     $2,238,711
                                               -------    -----------
  Net increase                                 219,952     $2,238,711
                                               -------    -----------
CLASS B
Shares sold                                    208,761     $2,115,331
Less shares repurchased                            (88)          (875)
                                               -------    -----------
  Net increase                                 208,673     $2,114,456
                                               -------    -----------
CLASS C*
Shares sold                                     93,994     $  953,921
Less shares repurchased                         (6,410)       (65,962)
                                               -------    -----------
  Net increase                                  87,584     $  887,959
                                               -------    -----------

* Class C shares were first publicly offered November 19, 1999.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                           11/18/99 to
                                                            12/31/99
CLASS A
Net asset value, beginning of period                         $ 10.00
                                                             -------
Increase (decrease) from investment operations:
 Net investment loss                                         $ (0.00)(a)
 Unrealized gain on investments                                 0.55
                                                             -------
Net increase in net asset value                              $  0.55
                                                             -------
Net asset value, end of period                               $ 10.55
                                                             -------
Total return*                                                   5.50%
Ratio of net expenses to average net assets                     1.75%* *
Ratio of net investment loss to average net assets             (0.55)%**
Portfolio turnover rate                                            0%
Net assets, end of period (in thousands)                     $ 2,384
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM:
 Net expenses                                                   8.74%* *
 Net investment loss                                           (7.54)%**

(a) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                            11/18/99 to
                                                             12/31/99
CLASS B
Net asset value, beginning of period                          $ 10.00
                                                              -------
Increase (decrease) from investment operations:
 Net investment loss                                          $ (0.01)
 Unrealized gain on investments                                  0.53
                                                              -------
Net increase in net asset value                               $  0.52
                                                              -------
Net asset value, end of period                                $ 10.52
                                                              -------
Total return*                                                    5.20%
Ratio of net expenses to average net assets                      2.60%**
Ratio of net investment loss to average net assets              (1.42)%**
Portfolio turnover rate                                             0%
Net assets, end of period (in thousands)                      $ 2,238
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM:
 Net expenses                                                    8.41%**
 Net investment loss                                            (7.23)%**

 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.

18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                             11/19/99 to
                                                              12/31/99
  CLASS C(a)
  Net asset value, beginning of period                         $ 10.00
                                                               -------
  Increase (decrease) from investment operations:
   Net investment loss                                         $ (0.01)
   Unrealized gain on investments                                 0.55
                                                               -------
  Net increase in net asset value                              $  0.54
                                                               -------
  Net asset value, end of period                               $ 10.54
                                                               -------
  Total return*                                                   5.40%
  Ratio of net expenses to average net assets                     2.25%**
  Ratio of net investment loss to average net assets             (1.06)%**
  Portfolio turnover rate                                            0%
  Net assets, end of period (in thousands)                     $   924
  Ratios assuming no waiver of management fees
    and assumption of expenses by PIM:
   Net expenses                                                   8.67%**
   Net investment loss                                           (7.48)%**

(a) Class C shares were first publicly offered on November 19, 1999.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax-Managed Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 3, 1999 and commenced operations on November 18, 1999. Prior to November 18, 1999, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term capital growth by investing primarily in domestic equity securities.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Class C shares were first publicly offered November 19, 1999. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are val-

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   ued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 1999, the Fund reclassified $3,028 from paid-in capital to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $4,783 in underwriting commissions on the sale of fund shares during the period ended December 31, 1999.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99                               (continued)
--------------------------------------------------------------------------------

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $1,976 in transfer agent fees payable to PSC at December 31, 1999.

4. Distribution Plans

The Fund adopted Plans of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,006 in distribution fees payable to PFD at December 31, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. No CDSCs were paid to PFD during the period ended December 31, 1999.

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Tax-Managed Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Tax-Managed Fund as of December 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Managed Fund as of December 31, 1999, the results of its operations, the change in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 4, 2000

Pioneer Tax-Managed Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Officers                              Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA

The Roth IRA lets investors contribute up to $2,000 a year. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


                   Most retirement plan withdrawals must meet
                    specific conditions to avoid penalties.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


                   Most retirement plan withdrawals must meet
                    specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds trans-fer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]

Pioneer Investment Management, Inc.
60 State Street                         7898-00-0200
Boston, Massachusetts 02109             (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                    (recycle logo) Printed on Recycled Paper